                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-642

                        SCUDDER INTERNATIONAL FUND, INC.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                      345 Park Avenue, New York, NY 10154
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        8/31

Date of reporting period:       8/31/04

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder International Fund

Annual Report to Shareholders

August 31, 2004

Contents

<Click Here> Performance Summary

<Click Here> Information About Your Fund's Expenses

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Registered Public Accounting Firm

<Click Here> Tax Information

<Click Here> Directors and Officers

<Click Here> Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. This may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary August 31, 2004

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

Returns and rankings for all periods shown for Class B, Class C and Institutional Class shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A shares prior to August 2, 1999 and for Class B and C shares prior to December 29, 2000 are derived from the historical performance of Class S shares of the Scudder International Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 8/31/04
Scudder International Fund	1-Year	3-Year	5-Year	10-Year
Class A	15.06%	-1.32%	-3.84%	3.88%
Class B	14.19%	-2.08%	-4.57%	3.07%
Class C	14.17%	-2.09%	-4.57%	3.08%
MSCI EAFE & Canada Index+	22.42%	4.74%	-.74%	3.72%
MSCI EAFE Index++	22.64%	4.41%	-1.16%	3.42%

Scudder International Fund	1-Year	3-Year	Life of Class*
Institutional Class**	15.77%	-.76%	-6.47%
MSCI EAFE & Canada Index+	22.42%	4.74%	-1.75%
MSCI EAFE Index++	22.64%	4.41%	-1.96%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Institutional Class shares (formerly Class I shares) commenced operations on December 29, 2000. Index returns begin December 31, 2000.
** On August 13, 2004, Class I shares of the Fund were redesignated as Institutional Class.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder International Fund - Class A [] MSCI EAFE & Canada Index+ [] MSCI EAFE & Index++

Yearly periods ended August 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 8/31/04
Scudder International Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,844	$9,057	$7,747	$13,789
	Average annual total return	8.44%	-3.25%	-4.98%	3.27%
Class B	Growth of $10,000	$11,119	$9,201	$7,847	$13,535
	Average annual total return	11.19%	-2.74%	-4.73%	3.07%
Class C	Growth of $10,000	$11,417	$9,387	$7,914	$13,550
	Average annual total return	14.17%	-2.09%	-4.57%	3.08%
MSCI EAFE & Canada Index+	Growth of $10,000	$12,242	$11,489	$9,634	$14,413
	Average annual total return	22.42%	4.74%	-.74%	3.72%
MSCI EAFE Index++	Growth of $10,000	$12,264	$11,381	$9,432	$13,993
	Average annual total return	22.64%	4.41%	-1.16%	3.42%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) & Canada Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada. Effective July 1, 2004, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index replaced the MSCI EAFE & Canada Index as the fund's benchmark index because the advisor believes it is more appropriate to measure the fund's performance against the MSCI EAFE Index as it more accurately reflects the fund's investment strategy.
++ The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Scudder International Fund		1-Year	3-Year	Life of Class*
Institutional Class**	Growth of $10,000	$11,577	$9,773	$7,822
	Average annual total return	15.77%	-.76%	-6.47%
MSCI EAFE & Canada Index+	Growth of $10,000	$12,242	$11,489	$9,374
	Average annual total return	22.42%	4.74%	-1.75%
MSCI EAFE Index++	Growth of $10,000	$12,264	$11,381	$9,300
	Average annual total return	22.64%	4.41%	-1.96%

The growth of $10,000 is cumulative.

* Institutional Class shares (formerly Class I shares) commenced operations on December 29, 2000. Index returns begin December 31, 2000.
** On August 13, 2004, Class I shares of the Fund were redesignated as Institutional Class.
+ The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) & Canada Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada. Effective July 1, 2004, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index replaced the MSCI EAFE & Canada Index as the fund's benchmark index because the advisor believes it is more appropriate to measure the fund's performance against the MSCI EAFE Index as it more accurately reflects the fund's investment strategy.
++ The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 8/31/04	$ 37.86	$ 37.36	$ 37.35	$ 37.99
8/31/03	$ 33.18	$ 32.74	$ 32.74	$ 33.28
Distribution Information: Twelve Months: Income Dividends as of 8/31/04	$ .30	$ .01	$ .01	$ .52

Class A Lipper Rankings - International Large-Cap Core Funds Category as of 8/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	179	of	245	73
3-Year	171	of	208	82
5-Year	115	of	156	73

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charge with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for class A shares; other share classes may vary.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the product's most recent month-end performance.

Returns and rankings for all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Returns and rankings may differ by share class.

Shareholders of Class S redeeming shares held less than six months will have a lower return due to the effect of the 2% redemption fee.

Returns shown for Class AARP shares prior to August 14, 2000 are derived from the historical performance of Class S shares of Scudder International Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 8/31/04
Scudder International Fund	1-Year	3-Year	5-Year	10-Year
Class S	15.49%	-1.01%	-3.53%	4.19%
Class AARP	15.27%	-1.10%	-3.58%	4.16%
MSCI EAFE & Canada Index+	22.42%	4.74%	-.74%	3.72%
MSCI EAFE Index++	22.64%	4.41%	-1.16%	3.42%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 8/31/04	$ 38.03	$ 38.10
8/31/03	$ 33.34	$ 33.36
Distribution Information: Twelve Months: Income Dividends as of 8/31/04	$ .40	$ .42

Class S Lipper Rankings - International Large-Cap Core Funds Category as of 8/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	164	of	245	67
3-Year	163	of	208	78
5-Year	105	of	156	67
10-Year	12	of	46	26

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder International Fund - Class S [] MSCI EAFE & Canada Index+ [] MSCI EAFE Index++

Yearly periods ended August 31

Comparative Results as of 8/31/04
Scudder International Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$11,549	$9,701	$8,356	$15,078
	Average annual total return	15.49%	-1.01%	-3.53%	4.19%
Class AARP	Growth of $10,000	$11,527	$9,674	$8,333	$15,037
	Average annual total return	15.27%	-1.10%	-3.58%	4.16%
MSCI EAFE & Canada Index+	Growth of $10,000	$12,242	$11,489	$9,634	$14,413
	Average annual total return	22.42%	4.74%	-.74%	3.72%
MSCI EAFE Index++	Growth of $10,000	$12,264	$11,381	$9,432	$13,993
	Average annual total return	22.64%	4.41%	-1.16%	3.42%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) & Canada Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada. Effective July 1, 2004, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index replaced the MSCI EAFE & Canada Index as the fund's benchmark index because the advisor believes it is more appropriate to measure the fund's performance against the MSCI EAFE Index as it more accurately reflects the fund's investment strategy.
++ The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged capitalization-weighted index that tracks international stick performance in the 21 developed markets of Europe, Australasia and the Far East.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following table is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Classes B, C, AARP, S and I limited these expenses; had they not done so, expenses would have been higher. The table is based on an investment of $1,000 made at the beginning of the six-month period ended August 31, 2004.

The table illustrates your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2004
Actual Fund Return	Class A	Class B	Class C	Class AARP	Class S	Institutional Class
Beginning Account Value 2/29/04	$ 1,000	$ 1,000	$ 1,000	$ 1,000	$ 1,000	$ 1,000
Ending Account Value 8/31/04	$ 943	$ 939	$ 939	$ 944	$ 945	$ 946
Expenses Paid per $1,000*	$ 7.30	$ 11.51	$ 11.47	$ 6.55	$ 5.31	$ 4.63
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class AARP	Class S	Institutional Class
Beginning Account Value 2/29/04	$ 1,000	$ 1,000	$ 1,000	$ 1,000	$ 1,000	$ 1,000
Ending Account Value 8/31/04	$ 1,018	$ 1,013	$ 1,013	$ 1,018	$ 1,020	$ 1,021
Expenses Paid per $1,000*	$ 7.58	$ 11.95	$ 11.90	$ 6.80	$ 5.51	$ 4.81

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class AARP	Class S**	Institutional Class
Scudder International Fund	1.49%	2.35%	2.35%	1.34%	1.14%	.94%

** The expense ratio includes a one-time adjustment. Without the effect of this adjustment the annualized expense ratio would have been 1.19%.

For more information, please refer to the Fund's prospectuses.

Portfolio Management Review

Scudder International Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder International Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), London, England, an affiliate of the advisor, is the subadvisor for the fund. DeAMIS provides a full range of international investment advisory services to institutional and retail clients.

Portfolio Management Team

Alex Tedder

Managing Director of Deutsche Asset Management and Lead Manager of the fund.

• Joined Deutsche Asset Management in 1994 and the fund in 2002.

• Previously managed European equities and responsible for insurance sector with four years of experience at Schroder Investment Management.

• Head of International Select Equity strategy; portfolio manager and analyst for Core EAFE strategy: London.

• MA, Freiburg University.

Clare Gray, CFA

Director of Deutsche Asset Management and Manager of the fund.

• Joined Deutsche Asset Management in 1993 and the fund in 2002.

• Portfolio manager with primary focus on European markets and senior analyst covering global telecommunications.

• Over 10 years of investment industry experience.

Matthias Knerr, CFA

Director, Deutsche Asset Management and Manager of the fund.

• Joined Deutsche Asset Management in 1995.

• Head of the Capital Goods Global Sector Team: London.

• Portfolio manager for EAFE Equities and Global Equities.

Sangita Uberoi, CFA

Director, Deutsche Asset Management and Manager of the fund.

• Joined Deutsche Asset Management in 1994.

• Head of the Global Equity Research Team for Consumer Goods, Retail and Leisure Sector: London.

• Portfolio manager for EAFE Equities.

• Previous experience includes two years in equity research and investments at Lehman Brothers & Smith Barney.

In the following interview, Lead Portfolio Manager Alex Tedder discusses Scudder International Fund's strategy and the market environment during the 12-month period ended August 31, 2004.

Q: How did the international markets perform during the 12-month period ended August 31, 2004?

A: The overseas markets produced strong performance during the past 12 months. The year began on a favorable note, as the first four months of the reporting period (September-December 2003) were characterized by robust economic growth worldwide, continued positive trends in the two key drivers of the world economy (China and the United States), impressive corporate earnings results and a high level of investor enthusiasm. During this time, the more aggressive investment areas - such as smaller companies, technology stocks and emerging markets - generally produced the best results.

Although the momentum of 2003 carried into the first two weeks of this year, the market environment grew more challenging by mid-January. First, the economic backdrop gradually became less favorable. In China, the government took steps to curb the country's white-hot growth, while in the United States, the Federal Reserve began to raise interest rates. Corporate earnings remained strong, but investors became more cautious due to the notion that profit growth had peaked and was poised to slow. External factors also played a part, as the markets had to contend with the March terrorist attack in Spain, concerns about the possibility of additional terrorist attacks, and a sharp increase in the price of crude oil. In combination, these issues have helped suppress global market returns year-to-date in 2004. Fortunately, the strong market performance during the first four months of the reporting period offset the subsequent weakness, allowing the international markets to finish the fund's reporting period in positive territory.

Q: How did the fund perform in relation to its benchmark?

A: The fund's Class A shares produced favorable absolute results, returning 15.06% for the 12 months ended August 31, 2004. (Class A shares unadjusted for maximum sales charges. If sales charges had been included, return would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 7 for the performance of other share classes.) However, the fund did not perform well on a relative basis, as it trailed the 22.64% return of its unmanaged benchmark, the MSCI EAFE Index.1

1 The Morgan Stanley Capital International (MSCI EAFE) Index is an unmanaged, capitalization- weighted measure of international stock markets, in Europe, Australasia and the Far East. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Although the portfolio underperformed by a wide margin during the period, we believe our disciplined, research-driven approach has enabled us to identify and invest in what we believe to be some of the world's best companies for the long-term. We are disappointed in its one-year performance results, but we are confident that our approach can help generate strong relative performance when measured over a three- to five-year time period.

Q: What elements of the fund's regional positioning contributed to its underperformance?

A: On a country basis, the key detractor was an underweight allocation to Japan.2 The country's economy is showing signs of a recovery, part of which appears to be the result of strong demand from the United States and China. However, for the first time in many years, there are also signs that economic growth is being fueled in part by higher domestic demand. This new demand has led to a rebound in Japan's stock market. While the fund participated in the rally to some extent, it was underexposed to the areas of the market that benefited most from the rising domestic demand, and this had a negative impact on performance relative to the benchmark.

2 "Underweight" means a fund holds a lower weighting than the benchmark; "overweight" means a fund holds a higher weighting in a given sector than the benchmark index.

The fund's position in emerging-markets equities detracted from returns in the second half of the period. The portfolio was overweighted in this asset class, which stems from our positive view on the fundamentals and valuations of many companies in developing countries. While this positioning helped performance in 2003 - and in the first half of the reporting period - it was a negative during the past six months as emerging-markets stocks were hurt by the prospect of higher US interest rates. Despite the recent downturn in this area, we remain confident in the longer-term prospects of the emerging-markets companies in which the portfolio is invested.

Q: What decisions helped performance?

A: We added to fund performance through stock selection in materials, information technology, utilities and health care.

• Materials: This sector (which includes companies that produce items such as paper, steel, precious metals and chemicals) performed well during the reporting period due to the combination of a strong global economy and an increased demand for commodities as a result of China's powerful growth.3 A number of fund holdings, such as Companhia Vale do Rio Doce SA (Brazil), BHP Billiton PLC (United Kingdom), POSCO (Korea) and Nippon Steel Corp. (Japan), were direct beneficiaries of this trend. Materials stocks experienced a decline during the final three to four months of the period - reflecting concerns in mid-2004 about the potential impact of slowing growth in China - but we believe this fear is exaggerated. Demand for commodities continues to outstrip supply, and materials companies have regained the ability to raise prices. Over time, this supply/demand dynamic should translate to continued high profit margins and continued strength in bottom-line earnings results.

3 Fast economic growth results in increased construction activity, which fuels demand for raw materials.

• Information Technology: The top performer among IT stocks was Ericsson, the Swedish cell phone manufacturer. The company cut costs by reducing its workforce and refocusing its efforts on its core operating units by shedding its noncore operations. Ericsson also pleased the markets by reducing its debt. We believe it is now a more focused and financially healthier company, as reflected in its stock price. The fund's relative performance was also helped by our decision to avoid and reduce current holdings of tech companies that sell commodity-type products. This decision resulted in a substantial underweight in semiconductor (computer chip) stocks, one of the worst-performing industries in the stock market so far in 2004.

• Utilities: The fund's biggest winner in this sector was E.ON AG, a German company whose stock had come under pressure on concerns about the price for its potential acquisition of the UK power distributor Midlands Electricity PLC. Once the purchase had been completed, it became clear that the market had overreacted. We saw value in the stock and began to add to the fund's position in May. E.ON stock subsequently rallied as investors recognized the prospective growth and synergies that could result from the acquisition.

• Health Care: Smith & Nephew PLC, a British company that makes orthopedic medical products such as replacement joints - a fast-growing market given the aging global population - delivered stellar returns for the fund. Stock selection among pharmaceuticals was also a positive, as the fund was overweighted in Roche Holding AG (Switzerland), which performed well, and underweighted in GlaxoSmithKline PLC (United Kingdom), which underperformed the sector as a whole.

Q: In what sectors did your decisions have a negative effect on fund performance?

A: Negative stock selection detracted from returns in four sectors: consumer discretionary, financials, consumer staples and telecommunications.4

4 Consumer discretionary products are those, such as home electronics, that are nonnecessities and are therefore more sensitive to economic conditions. Consumer staple products are those that consumers need to buy regardless of economic conditions, such as food and beverages.

• Consumer Discretionary: A detractor from fund performance was Samsung Electronics Co., Ltd. (Korea), which was hurt by concerns that increased competition in the market for liquid crystal displays (LCDs) will lead to falling prices - and by extension, falling profit margins for companies that make LCDs. The fund is still overweight in Samsung, but less than it was six months ago. Fund performance also was hurt by the portfolio's poor positioning in the Japanese automobile industry, where we held Nissan Motor Co., Ltd. - which was flat in a rising market - but did not own a significant amount of Toyota Motor Corp., which performed well.

• Financials: The most important negative in financials was what the fund didn't own: a number of Japanese banks. The beginning of a revival of Japan's economy and the improving financial health of the country's banks led to outstanding returns for a number of companies in the banking industry. While the fund held Mizuho Financial Group, Inc. - which performed well - it was hurt by not owning more companies in the sector. In addition, a position in Normura Holdings, Inc. underperformed (Normura was no longer a portfolio holding as of 8/31/04). The financial sector also had its share of positive contributors for the fund, most notably OTP Bank Rt (Hungary), Alpha Bank A.E. (Greece) and ING Groep NV (Netherlands).

• Consumer Staples: In this sector, our most significant misstep was an investment in William Morrison Supermarkets PLC (United Kingdom), which purchased the US supermarket company Safeway and later disclosed irregularities in Safeway's supplier's management accounting practices. William Morrison Supermarkets PLC later disappointed investors with a profit warning, and we began removing the stock from the portfolio. Another fund holding, Nestle, was also hurt by an earnings disappointment. However, the effect on the fund's relative performance was offset by our avoidance of other consumer names that we believed to be expensive and that subsequently reported earnings below expectations, such as Unilever (Netherlands) and L'Oreal (France). A top performer on the positive side was Kirin Brewery Co., Ltd., a Japanese brewer that has benefited from strong domestic demand.

• Telecommunications: Key detractors here were NTT DoCoMo, Inc., the Japanese cellular operator, which was forced to cut prices to remain in line with its competitor KDDI Corp., and Vodafone Group PLC, whose management came under scrutiny following its expensive - and ultimately unsuccessful - bid for AT&T Wireless.

Q: What is your broad view of the global markets?

A: We believe the current investment backdrop warrants a cautious stance. Although corporations have cleaned up their balance sheets, both governments and individuals worldwide are carrying high levels of debt. If interest rates continue to rise - and we have already seen central banks hike rates in the United States, the United Kingdom and Australia - this could become a more significant problem for the stock markets.5 In addition, the continued high level of commodities prices is raising costs for companies across all sectors. Even traditionally defensive companies like Nestle SA have felt the effects of rising input costs, and more companies could follow.6

5 Higher interest rates translate to higher interest costs on outstanding debt.
6 A defensive company is one that would traditionally be expected to outperform the market in times of slower economic growth, poor market performance or concerns about broad global factors such as rising oil prices.

Having said this, we believe that opportunities to invest in attractive individual stocks remain plentiful. For example, we remain optimistic on our outlook for Asia and are retaining the fund's overweight in the region. Asian companies emerged from the crisis of the late 1990s much stronger than before, and the markets offer a wealth of companies with strong balance sheets and favorable earnings trends. In addition, we believe the China growth story may take many years to play out, even though investors have become concerned that growth will slow in the near term. And as we stated earlier, Japan is showing signs that it may finally be on the road to a meaningful recovery. Despite these positives, valuations in Asia remain low compared with the rest of the world.7

7 "Valuation" refers to the price investors pay for a stock. A company with a $1 per share of earnings and a $20 share price is seen as being less expensive than a company with the same earnings and a $30 share price.

In contrast, the investment environment in Europe is not as favorable. Economic growth remains slow on the continent, and in an environment of creeping socialism, it appears that Europe's politicians lack the resolve to move ahead with meaningful structural reforms. As a result of these factors, we are maintaining the fund's underweight in the European markets.

An important longer-term development taking place across all world markets is that more companies are placing a greater emphasis on returning cash to shareholders. Roughly three percentage points of the one-year return of the MSCI EAFE Index came from dividends. And year-to-date through August 31, 2004, all of the total return of the index can be attributed to dividends; without them, index returns would have been flat. Since dividend yield is such an important component of long-term market returns, we view this development as being exceptionally positive.

Looking ahead, we believe the markets will remain highly volatile and extremely sensitive to day-to-day news events, as has been the case thus far in 2004. In this environment, we believe our focus on individual company research and long-term performance will help us to look past short-term "noise" and invest in what we believe are the best companies the international markets have to offer.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary August 31, 2004

Asset Allocation	8/31/04	8/31/03

Common Stocks	99%	99%
Preferred Stocks	1%	1%
	100%	100%

Geographical (Excludes Cash Equivalents and Securities Lending Collateral)	8/31/04	8/31/03

Europe (excluding United Kingdom)	44%	52%
United Kingdom	25%	18%
Japan	23%	18%
Pacific Basin	7%	8%
Latin America	1%	2%
Canada	-	1%
Africa	-	1%
	100%	100%

Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	8/31/04	8/31/03

Financials	27%	22%
Consumer Discretionary	14%	13%
Energy	10%	9%
Health Care	10%	10%
Industrials	8%	12%
Telecommunication Services	8%	10%
Information Technology	7%	9%
Consumer Staples	6%	5%
Materials	6%	7%
Utilities	4%	3%
	100%	100%

Asset allocation, geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at August 31, 2004 (23.5% of Portfolio)
1. Total SA Producer of oil and natural gas	France	3.1%
2. Shell Transport & Trading Co., PLC Producer of oil and gas	United Kingdom	2.8%
3. Vodafone Group PLC Provider of mobile telecommunication services	United Kingdom	2.6%
4. Toyota Motor Corp. Manufacturer of diversified automotive products	Japan	2.4%
5. Nestle SA Producer and seller of food products	Switzerland	2.3%
6. UBS AG Provider of commercial and investment banking services	Switzerland	2.3%
7. HSBC Holdings PLC Provider of international banking and financial services	United Kingdom	2.2%
8. Royal Bank of Scotland Group PLC Provider of a wide range of financial services	United Kingdom	2.1%
9. ING Groep NV Provider of financial services to individuals, corporations and other institutions	Netherlands	1.9%
10. BHP Billiton PLC Explorer, producer and marketer of aluminum and other metal products	United Kingdom	1.8%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 22. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of August 31, 2004

	Shares	Value ($)

Common Stocks 86.9%
Australia 1.1%
Australia & New Zealand Banking Group Ltd. (Cost $19,521,846)	1,512,198	19,514,373
Austria 0.8%
Wienerberger AG(d) (Cost $13,082,767)	395,887	14,358,658
Brazil 0.9%
Companhia Vale do Rio Doce SA (ADR) (d) (Cost $6,447,229)	254,506	14,702,812
Denmark 0.7%
TDC A/S (Cost $10,727,021)	349,570	12,314,443
Finland 1.2%
Nokia Oyj	545,797	6,390,467
Nokia Oyj (ADR)	471,696	5,603,748
Stora Enso Oyj "R"	649,944	8,693,607
(Cost $25,039,043)		20,687,822
France 6.4%
BNP Paribas SA	390,000	23,624,281
Sanofi-Synthelabo SA (d)	176,000	12,509,843
Schneider Electric SA	229,938	14,398,674
Total SA (d)	275,618	53,706,304
Vivendi Universal SA*	213,340	5,265,827
(Cost $75,667,147)		109,504,929
Germany 5.1%
Bayerische Motoren Werke AG	179,669	7,410,902
Deutsche Telekom AG (Registered) (d)*	929,758	16,215,953
E.ON AG	382,083	27,116,093
Hypo Real Estate Holdings AG*	433,700	13,861,509
Metro AG	281,648	13,077,585
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	109,160	10,327,104
(Cost $66,565,454)		88,009,146
Greece 0.9%
Alpha Bank AE (Cost $12,640,309)	660,346	16,154,516
Hong Kong 2.1%
Esprit Holdings Ltd.	4,289,120	20,730,880
Sun Hung Kai Properties Ltd. (REIT)	1,747,790	16,245,588
(Cost $31,934,117)		36,976,468
Hungary 0.8%
OTP Bank Rt (GDR) (Cost $6,012,061)	307,809	13,358,911
India 0.9%
ICICI Ltd.	1,437,200	8,367,622
Tata Consultancy Services Ltd.	338,837	7,233,233
(Cost $16,081,438)		15,600,855
Italy 3.5%
Banca Intesa SpA	3,897,400	14,278,015
Eni SpA	1,492,028	30,526,080
Terna SpA (d)*	6,973,167	15,658,595
(Cost $49,254,815)		60,462,690
Japan 19.9%
Aiful Corp.	42,600	4,269,162
Canon, Inc.	636,000	30,384,112
Dai Nippon Printing Co., Ltd. (d)	581,525	8,563,343
Daiwa House Industry Co., Ltd.	858,000	8,943,962
FANUC Ltd.	214,700	11,475,294
Hoya Corp.	181,500	17,524,596
KDDI Corp. (d)	2,315	11,144,374
Kirin Brewery Co., Ltd.	2,160,120	19,532,316
Mitsubishi Corp.(d)	2,627,000	27,240,114
Mitsubishi Tokyo Financial Group, Inc.	1,935	17,443,600
Mitsui Fudosan Co., Ltd.	1,765,000	19,545,600
Mizuho Financial Group, Inc.	6,619	26,775,253
Nippon Steel Corp.	9,980,082	22,925,919
Nissan Motor Co., Ltd. (d)	2,133,833	23,278,533
NTT DoCoMo, Inc.	3,995	7,422,185
Sekisui Chemical Co., Ltd.	1,205,000	9,076,237
Sharp Corp.	647,000	9,059,717
Sony Corp. (d)	399,366	13,815,984
Toyota Motor Corp.	1,055,800	41,743,065
Yamanouchi Pharmaceutical Co., Ltd. (d)	386,068	13,391,276
(Cost $285,018,320)		343,554,642
Korea 1.6%
POSCO	101,400	14,573,773
Samsung Electronics Co., Ltd.	31,611	12,380,861
(Cost $17,077,348)		26,954,634
Netherlands 3.6%
European Aeronautic Defense & Space Co. (d)	618,000	16,156,568
ING Groep NV	1,311,314	31,999,812
Koninklijke (Royal) Philips Electronics NV	587,560	13,544,362
(Cost $54,631,592)		61,700,742
Norway 1.1%
DNB NOR ASA	864,478	6,591,497
Statoil ASA	904,849	11,564,573
(Cost $17,571,615)		18,156,070
Russia 0.7%
LUKOIL (ADR) (Cost $5,565,050)	95,611	11,282,098
Spain 1.7%
Gestevision Telecinco SA*	140,328	2,203,233
Telefonica SA	1,894,977	26,938,483
(Cost $20,372,650)		29,141,716
Sweden 1.1%
Telefonaktiebolaget LM Ericsson "B"(d)* (Cost $7,233,717)	7,244,472	19,500,078
Switzerland 10.7%
ABB Ltd. (Registered)*	3,100,050	17,537,069
Credit Suisse Group (Registered)*	490,477	15,285,685
Nestle SA (Registered)	171,054	40,420,271
Novartis AG (Registered)	615,078	28,413,600
Roche Holding AG	294,253	28,497,815
UBS AG (Registered)	594,350	39,812,470
Zurich Financial Services AG*	109,100	15,214,348
(Cost $143,968,965)		185,181,258
Thailand 0.5%
Bangkok Bank PCL (Foreign Registered)* (Cost $8,908,693)	3,431,500	8,163,367
United Kingdom 21.6%
AstraZeneca PLC	676,224	31,109,036
BAA PLC	1,178,532	11,777,129
BHP Billiton PLC	3,347,591	31,523,843
GlaxoSmithKline PLC	992,664	20,214,823
HSBC Holdings PLC	2,419,424	37,594,806
Imperial Tobacco Group PLC	905,100	19,947,251
Kingfisher PLC	2,205,935	11,002,150
National Grid Transco PLC	1,717,400	14,340,373
Prudential PLC	1,942,699	15,355,894
Reuters Group PLC	1,540,680	8,877,026
Royal Bank of Scotland Group PLC	1,322,350	36,833,400
Shell Transport & Trading Co., PLC	6,582,582	48,060,934
Smith & Nephew PLC	2,318,700	20,874,671
Vodafone Group PLC	19,799,080	45,007,146
William Morrison Supermarkets PLC	2,159,694	7,018,988
WPP Group PLC	1,426,300	12,737,894
(Cost $295,808,931)		372,275,364
Total Common Stocks (Cost $1,189,130,128)		1,497,555,592

Preferred Stocks 0.7%
Germany 0.7%
Henkel KGaA (d) (Cost $10,027,730)	159,046	11,539,002
Total Preferred Stocks (Cost $10,027,730)		11,539,002

Securities Lending Collateral 12.3%
Daily Assets Fund Institutional, 1.55% (c) (e) (Cost $211,807,662)	211,807,662	211,807,662

Cash Equivalents 0.1%
Scudder Cash Management QP Trust, 1.54% (b) (Cost $1,870,098)	1,870,098	1,870,098
Total Investment Portfolio - 100.0%(Cost $1,412,835,618) (a)		1,722,772,354

* Non-income producing security.
(a) The cost for federal income tax purposes was $1,423,866,070. At August 31, 2004, net unrealized appreciation for all securities based on tax cost was $298,906,284. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $331,941,224 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $33,034,940.
(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management Inc. The rate shown is the annualized seven-day yield at period end.
(d) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at August 31, 2004 amounted to $201,590,864, which is 12.9% of total net assets.
(e) Represents collateral held in connection with securities lending.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of August 31, 2004
Assets
Investments: Investments in securities, at value (cost $1,199,157,858) - including $201,590,854 of securities loaned	$ 1,509,094,594
Investment in Daily Assets Fund Institutional (cost $211,807,662)	211,807,662
Investment in Scudder Cash Management QP Trust (cost $1,870,098)	1,870,098
Total investments in securities, at value (cost $1,412,835,618)	1,722,772,354
Cash	134,734
Foreign currency, at value (cost $42,780,092)	42,472,285
Receivable for investments sold	3,695,209
Dividends receivable	3,146,497
Interest receivable	28,233
Receivable for Fund shares sold	823,371
Foreign taxes recoverable	2,041,706
Due from advisor	745,422
Total assets	1,775,859,811
Liabilities
Payable upon securities loaned	211,807,662
Payable for Fund shares redeemed	2,688,229
Accrued management fee	900,208
Other accrued expenses and payables	2,311,224
Total liabilities	217,707,323
Net assets, at value	$ 1,558,152,488
Net Assets
Net assets consist of: Undistributed net investment income	8,596,989
Net unrealized appreciation (depreciation) on: Investments	309,936,736
Foreign currency related transactions	(174,113)
Accumulated net realized gain (loss)	(1,276,928,623)
Paid-in capital	2,516,721,499
Net assets, at value	$ 1,558,152,488

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2004 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($192,333,909 / 5,080,130 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 37.86
Maximum offering price per share (100 / 94.25 of $37.86)	$ 40.17
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($39,939,986 / 1,069,181 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 37.36
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($21,623,755 / 579,008 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 37.35
Class AARP Net Asset Value, offering and redemption price per share ($23,405,283 / 615,515 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 38.03
Class S Net Asset Value, offering and redemption price(a) per share ($1,272,887,456 / 33,408,256 shares of capital stock outstanding, $.01 par value, 200,595,597 shares authorized)	$ 38.10
Institutional Class Net Asset Value, offering and redemption price per share ($7,962,099 / 209,565 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 37.99

(a) Redemption price per share for shares held less than six months is equal to net asset value less a 2.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended August 31, 2004
Investment Income
Income: Dividends (net of foreign taxes withheld of $3,963,014)	$ 33,421,174
Interest - Scudder Cash Management QP Trust	32,982
Interest	115,032
Securities lending income - including income from Daily Assets Fund Institutional	665,043
Total Income	34,234,231
Expenses: Management fee	11,830,071
Administrative fee	6,145,072
Distribution service fees	1,204,534
Auditing	67,167
Legal	17,136
Services to shareholders	2,791,846
Custodian and accounting fees	595,629
Directors' fees and expenses	55,399
Reports to shareholders	108,171
Registration fees	20,500
Other	157,648
Total expenses, before expense reductions	22,993,173
Expense reductions	(825,026)
Total expenses, after expense reductions	22,168,147
Net investment income (loss)	12,066,084
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	189,467,067
Foreign currency related transactions	1,997,487
191,464,554
Net unrealized appreciation (depreciation) during the period on: Investments	64,635,954
Foreign currency related transactions	(628,423)
64,007,531
Net gain (loss) on investment transactions	255,472,085
Net increase (decrease) in net assets resulting from operations	$ 267,538,169

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended August 31,
	2004	2003
Operations: Net investment income (loss)	$ 12,066,084	$ 19,759,197
Net realized gain (loss) on investment transactions	191,464,554	(246,486,387)
Net unrealized appreciation (depreciation) on investment transactions during the period	64,007,531	260,717,325
Net increase (decrease) in net assets resulting from operations	267,538,169	33,990,135
Distributions to shareholders from: Net investment income: Class A	(1,714,818)	(1,367,962)
Class B	(6,719)	-
Class C	(5,870)	-
Barret International Shares	(13,106)	(10,177)
Class AARP	(248,114)	(203,517)
Class S	(16,878,373)	(15,745,881)
Institutional Class	(340,402)	(172,913)
Fund share transactions: Proceeds from shares sold	428,744,477	687,530,684
Reinvestment of distributions	17,551,465	15,744,061
Cost of shares redeemed	(896,646,481)	(1,173,665,773)
Redemption fees	132,467	178,847
Net increase (decrease) in net assets from Fund share transactions	(450,218,072)	(470,212,181)
(Increase) decrease in net assets	(201,887,305)	(453,722,496)
Net assets at beginning of period	1,760,039,793	2,213,762,289
Net assets at end of period (including undistributed net investment income of $8,596,989 and $13,740,820, respectively)	$ 1,558,152,488	$ 1,760,039,793

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended August 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 33.18	$ 32.35	$ 40.03	$ 57.54	$ 54.78
Income (loss) from investment operations:
Net investment income[a]	.16	.26	.10	.06	.06
Net realized and unrealized gain (loss) on investment transactions	4.82	.79	(7.76)	(14.89)	9.20
Total from investment operations	4.98	1.05	(7.66)	(14.83)	9.26
Less distributions from: Net investment income	(.30)	(.22)	(.02)	-	-
Net realized gain on investment transactions	-	-	-	(2.68)	(6.50)
Total distributions	(.30)	(.22)	(.02)	(2.68)	(6.50)
Redemption fees	-***	-***	-***	-	-
Net asset value, end of period	$ 37.86	$ 33.18	$ 32.35	$ 40.03	$ 57.54
Total Return (%)[b]	15.06	3.28	(19.13)	(26.63)	16.58
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	192	204	218	312.41
Ratio of expenses (%)	1.55	1.49	1.31[c]	1.33	1.47[d]
Ratio of net investment income (%)	.41	.84	.28	.17	.09
Portfolio turnover rate (%)	82	104	105	85	83
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] The ratio of operating expenses includes a one-time reduction in certain liabilities of an acquired fund. The ratio without this reduction was 1.33%.
[d] The ratio of operating expenses excluding costs incurred in connection with a fund complex reorganization was 1.47%.
*** Amount is less than $.005.

Class B
Years Ended August 31,	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 32.74	$ 31.95	$ 39.83	$ 50.14
Income (loss) from investment operations: Net investment income (loss)[b]	(.14)	.03	(.17)	(.11)
Net realized and unrealized gain (loss) on investment transactions	4.77	.76	(7.71)	(10.20)
Total from investment operations	4.63	.79	(7.88)	(10.31)
Less distributions from: Net investment income	(.01)	-	-	-
Redemption fees	-***	-***	-***	-
Net asset value, end of period	$ 37.36	$ 32.74	$ 31.95	$ 39.83
Total Return (%)[c]	14.19[e]	2.47	(19.78)	(20.56)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	40	47	60	92
Ratio of expenses before expense reductions (%)	2.49	2.27	2.08[d]	2.13*
Ratio of expenses after expense reductions (%)	2.37	2.27	2.08[d]	2.13*
Ratio of net investment income (loss) (%)	(.41)	.06	(.49)	(.35)*
Portfolio turnover rate (%)	82	104	105	85
[a] For the period from December 29, 2000 (commencement of operations of Class B shares) to August 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratio of operating expenses includes a one-time reduction in certain liabilities of an acquired fund. The ratio without this reduction was 2.13%.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C
Years Ended August 31,	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 32.74	$ 31.94	$ 39.82	$ 50.14
Income (loss) from investment operations: Net investment income (loss)[b]	(.14)	.03	(.17)	(.12)
Net realized and unrealized gain (loss) on investment transactions	4.76	.77	(7.71)	(10.20)
Total from investment operations	4.62	.80	(7.88)	(10.32)
Less distributions from: Net investment income	(.01)	-	-	-
Redemption fees	-***	-***	-***	-
Net asset value, end of period	$ 37.35	$ 32.74	$ 31.94	$ 39.82
Total Return (%)[c]	14.17[d]	2.50	(19.79)	(20.58)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	22	22	24	32
Ratio of expenses before expense reductions (%)	2.38	2.26	2.11	2.11*
Ratio of expenses after expense reductions (%)	2.36	2.26	2.11	2.11*
Ratio of net investment income (loss) (%)	(.40)	.07	(.52)	(.33)*
Portfolio turnover rate (%)	82	104	105	85
[a] For the period from December 29, 2000 (commencement of operations of Class C shares) to August 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class AARP
Years Ended August 31,	2004	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 33.34	$ 32.51	$ 40.24	$ 57.74	$ 57.26
Income (loss) from investment operations: Net investment income[b]	.23	.33	.19	.20	.01
Net realized and unrealized gain (loss) on investment transactions	4.86	.80	(7.80)	(14.96)	.47
Total from investment operations	5.09	1.13	(7.61)	(14.76)	.48
Less distributions from: Net investment income	(.40)	(.30)	(.12)	(.06)	-
Net realized gain on investment transactions	-	-	-	(2.68)	-
Total distributions	(.40)	(.30)	(.12)	(2.74)	-
Redemption fees	-***	-***	-***	-	-
Net asset value, end of period	$ 38.03	$ 33.34	$ 32.51	$ 40.24	$ 57.74
Total Return (%)	15.27[d]	3.53	(18.94)	(26.43)	.84**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	23	21	24	36	71
Ratio of expenses before expense reductions (%)	1.39	1.25	1.06	1.04[c]	1.05*
Ratio of expenses after expense reductions (%)	1.35	1.25	1.06	1.04[c]	1.05*
Ratio of net investment income (loss) (%)	.61	1.08	.53	.46	.30*
Portfolio turnover rate (%)	82	104	105	85	83
[a] For the period from August 14, 2000 (commencement of operations of Class AARP shares) to August 31, 2000.
[b] Based on average shares outstanding during the period.
[c] The ratio of operating expenses includes a one-time reduction in fund complex reorganization costs from fiscal 2000. The ratio without this reduction was 1.07%.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S
Years Ended August 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 33.36	$ 32.51	$ 40.24	$ 57.73	$ 54.82
Income (loss) from investment operations:
Net investment income[a]	.30	.35	.19	.18	.16
Net realized and unrealized gain (loss) on investment transactions	4.86	.80	(7.80)	(14.94)	9.38
Total from investment operations	5.16	1.15	(7.61)	(14.76)	9.54
Less distributions from: Net investment income	(.42)	(.30)	(.12)	(.05)	(.13)
Net realized gain on investment transactions	-	-	-	(2.68)	(6.50)
Total distributions	(.42)	(.30)	(.12)	(2.73)	(6.63)
Redemption fees	-***	-***	-***	-	-
Net asset value, end of period	$ 38.10	$ 33.36	$ 32.51	$ 40.24	$ 57.73
Total Return (%)	15.49[b]	3.62	(18.94)	(26.44)	17.09
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,273	1,444	1,872	3,248	4,841
Ratio of expenses before expense reductions (%)	1.23	1.18	1.06	1.07	1.12
Ratio of expenses after expense reductions (%)	1.17	1.18	1.06	1.07	1.12
Ratio of net investment income (loss) (%)	.79	1.15	.53	.43	.25
Portfolio turnover rate (%)	82	104	105	85	83
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. *** Amount is less than $.005.

Institutional Class(a)
Years Ended August 31,	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 33.28	$ 32.42	$ 40.13	$ 50.14
Income (loss) from investment operations: Net investment income[c]	.39	.43	.28	.23
Net realized and unrealized gain (loss) on investment transactions	4.84	.80	(7.79)	(10.24)
Total from investment operations	5.23	1.23	(7.51)	(10.01)
Less distributions from: Net investment income	(.52)	(.37)	(.20)	-
Redemption fees	-***	-***	-***	-
Net asset value, end of period	$ 37.99	$ 33.28	$ 32.42	$ 40.13
Total Return (%)	15.77[d]	3.90	(18.76)	(19.96)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	21	16	22
Ratio of expenses before expense reductions (%)	.96	.92	.83	.84*
Ratio of expenses after expense reductions (%)	.94	.92	.83	.84*
Ratio of net investment income (loss) (%)	1.02	1.41	.76	.86*
Portfolio turnover rate (%)	82	104	105	85
[a] On August 13, 2004 the Fund's Class I shares were redesignated as Institutional Class.
[b] For the period from December 29, 2000 (commencement of operations of Class I shares) to August 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder International Fund (the "Fund") is a diversified series of Scudder International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. On August 13, 2004, Class I was renamed Institutional Class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Effective August 20, 2004, shares of the Barrett International Class were liquidated.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for certain events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of securities loaned. The Fund may invest the cash collateral in an affiliated money market fund pursuant to an exemptive order issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Gains realized upon disposition of Indian securities held by the Fund are subject to capital gains tax in India, payable prior to repatriation of sale proceeds. The tax is computed on net realized gains; any realized losses in excess of gains may be carried forward eight years to offset future gains. In addition, the Fund accrues a deferred tax liability for net unrealized gains in excess of available carryforwards on Indian securities. Taiwan stock dividends received (except those which have resulted from capitalization of capital surplus) are taxable at 20% of the par value of the stock dividends received. The Fund is also subject to a 20% Taiwan dollar income tax on certain stock dividends. The Fund is subject to a 0.38% Contribuicao Provisora sobre Movimentacao Financiera ("CPMF") tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market.

At August 31, 2004, the Fund had a net tax basis capital loss carryforward of approximately $1,267,700,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2010 ($805,300,000) and August 31, 2011 ($462,400,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to forward currency contracts, investments in foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2004, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 10,375,493
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (1,267,700,000)
Net unrealized appreciation on investments	$ 298,906,284

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended August 31,
	2004	2003
Distributions from ordinary income*	$ 19,207,402	$ 17,500,450

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. Upon the redemption or exchange of shares held by Class S shareholders for less than six months, a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended August 31, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $1,401,961,650 and $1,902,143,809, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.675% of the first $6,000,000,000 of the Fund's average daily net assets, 0.625% of the next $1,000,000,000 of such net assets, and 0.60% of such net assets in excess of $7,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended August 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.675% of the Fund's average daily net assets. Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), an affiliate of the Advisor, serves as subadvisor with respect to the investment and reinvestment of assets in the Fund.

For the year ended August 31, 2004, the Advisor has agreed to reimburse the Fund $8,576 for expenses.

Administrative Fee. Under the Administrative Agreement, the Advisor provided or paid others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) such as transfer agent, custody, legal and audit in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.67%, 0.69%, 0.68%, 0.665%, 0.565% and 0.265% of the average daily net assets for Class A, B, C, AARP, S and Institutional shares, respectively, computed and accrued daily and payable monthly.

The Administrative Agreement between the Advisor and the Fund terminated March 31, 2004 and effective April 1, 2004, the Fund directly bears the cost of those expenses formerly covered under the Administrative Agreement.

For the period September 1, 2003 through March 31, 2004, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated
Class A	$ 836,887
Class B	196,749
Class C	94,959
Barrett International shares	2,332
Class AARP	93,028
Class S	4,885,489
Institutional Class	35,628
$ 6,145,072

Effective October 1, 2003 through September 30, 2005, the Advisor agreed to contractually waive a portion of its Administrative Fee (through March 31, 2004), or all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.345%, 1.365%, 1.355%, 1.34%, 1.24% and 0.94% of average daily net assets for Class A, B, C, AARP, S and Institutional shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest, Rule 12b-1 and/or service fees, director and director counsel fees and organization and offering expenses). In addition, the Advisor will reimburse $745,422 for Class S.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, shareholder service agent and dividend-paying agent for Class A, B, C and Institutional shares, of the Fund. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, dividend-paying agent and shareholder service agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC, SSC and DST Systems, Inc. ("DST"), SISC and SCC have delegated certain transfer agent and dividend-paying agent functions to DST. The costs and expenses of such delegation are borne by SISC and SSC, not by the Fund. For the period April 1, 2004 through August 31, 2004, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Not Imposed	Unpaid at August 31, 2004
Class A	$ 304,826	$ -	$ 138,795
Class B	140,496	52,735	23,418
Class C	49,771	4,465	18,280
Barrett International Shares	1,526	298	45
Class AARP	56,993	9,331	14,195
Class S	1,091,202	-	443,704
Institutional Class	6,399	4,199	-
	$ 1,651,213	$ 71,028	$ 638,437

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the period April 1, 2004 through August 31, 2004, the amount charged to the Fund by SFAC for accounting services aggregated $267,597, of which all is unpaid at August 31, 2004.

Prior to April 1, 2004, the service provider fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended August 31, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2004
Class B	$ 349,758	$ 27,456
Class C	176,214	14,593
	$ 525,972	$ 42,049

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at August 31, 2004	Effective Rate
Class A	$ 503,238	$ 41,074	0.24%
Class B	116,586	6,647	0.25%
Class C	58,738	4,387	0.25%
	$ 678,562	$ 52,108

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A and C shares for the year ended August 31, 2004 aggregated $13,152 and $94, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended August 31, 2004, the CDSC for Class B and C shares aggregated $186,434 and $1,470, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended August 31, 2004, SDI received $147,516.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2004		Year Ended August 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,563,973	$ 57,915,810	4,390,778	$ 132,970,984
Class B	406,427	15,253,713	538,202	16,166,860
Class C	151,746	5,683,306	199,378	5,928,812
Class AARP	111,735	4,290,433	82,354	2,553,418
Class S	8,945,892	333,710,788	15,635,298	477,744,949
Institutional Class	329,303	11,890,427	1,710,135	52,165,661
		$ 428,744,477		$ 687,530,684
Shares issued to shareholders in reinvestment of distributions
Class A	43,674	$ 1,636,011	43,037	$ 1,305,728
Class B	185	6,719	-	-
Class C	150	5,583	-	-
Barrett International Shares	347	13,106	333	10,177
Class AARP	6,201	233,136	6,246	190,134
Class S	407,355	15,316,508	462,059	14,065,109
Institutional Class	9,092	340,402	5,705	172,913
		$ 17,551,465		$ 15,744,061
Shares redeemed
Class A	(2,680,449)	$ (99,187,889)	(5,005,960)	$ (151,733,484)
Class B	(772,625)	(28,981,563)	(967,846)	(28,997,913)
Class C	(240,928)	(9,064,857)	(279,479)	(8,325,917)
Barrett International Shares	(28,767)	(1,106,647)	(5,948)	(187,196)
Class AARP	(142,128)	(5,406,696)	(184,417)	(5,616,789)
Class S	(19,239,089)	(724,479,832)	(30,377,705)	(931,949,845)
Institutional Class	(745,168)	(28,418,997)	(1,596,759)	(46,854,629)
		$ (896,646,481)		$ (1,173,665,773)
Redemption fees	-	$ 132,467	-	$ 178,847
Net increase (decrease)
Class A	(1,072,802)	$ (39,503,601)	(572,145)	$ (17,456,772)
Class B	(366,013)	(13,721,131)	(429,644)	(12,831,053)
Class C	(89,032)	(3,375,968)	(80,101)	(2,397,105)
Barrett International Shares	(28,420)	(1,093,541)	(5,615)	(177,019)
Class AARP	(24,192)	(883,127)	(95,817)	(2,873,237)
Class S	(9,885,842)	(375,452,536)	(14,280,348)	(439,960,940)
Institutional Class	(406,773)	(16,188,168)	119,081	5,483,945
		$ (450,218,072)		$ (470,212,181)

F. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Scudder International Fund, Inc. and the Shareholders of Scudder International Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights, present fairly, in all material respects, the financial position of Scudder International Fund (the "Fund") at August 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2004, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts October 26, 2004	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid foreign taxes of $3,963,014 and earned $17,642,779 of foreign source income during the year ended August 31, 2004. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.07 per share as foreign taxes paid and $0.30 per share as income earned from foreign sources for the year ended August 31, 2004.

For federal income tax purposes, the Fund designates $26,700,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Directors and Officers

The following table presents certain information regarding the Directors and Officers of the fund as of August 31, 2004. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Director is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, Massachusetts 02110. The term of office for each Director is until the next meeting of shareholders called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns, retires or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Director will hold office for an indeterminate period. The Directors of the Corporation may also serve in similar capacities with other funds in the fund complex.

Independent Directors
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman, 2004-present Director, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	48
Henry P. Becton, Jr. (1943) Director, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	48
Keith R. Fox (1954) Director, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	48
Louis E. Levy (1932) Director, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen)	48
Jean Gleason Stromberg (1943) Director, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	48
Jean C. Tempel (1943) Director, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); United Way of Mass Bay; The Commonwealth Institute (supports women entrepreneurs). Trusteeships: Connecticut College, Vice Chair of Board, Chair, Finance Committee; Northeastern University, Vice Chair of Finance Committee, Chair, Funds and Endowment Committee
		48
Carl W. Vogt (1936) Director, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48

Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Julian F. Sluyters[3,5] (1960) President and Chief Executive Officer, 2004-present	Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management

John Millette (1962) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management
Kenneth Murphy (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)
Paul H. Schubert[3,5] (1963) Chief Financial Officer, 2004-present	Managing Director, Deutsche Asset Management (2004-present); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004)
Charles A. Rizzo (1957) Treasurer, 2002-present	Managing Director, Deutsche Asset Management (April 2004-present); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)

Lisa Hertz[3] (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management
Daniel O. Hirsch[4] (1954) Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management
Kevin M. Gay (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management
Salvatore Schiavone (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management
Kathleen Sullivan D'Eramo (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management

1 Length of time served represents the date that each Director was first elected to the common board of Directors which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Directors.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
3 Address: 345 Park Avenue, New York, New York
4 Address: One South Street, Baltimore, Maryland
5 Effective September 30, 2004, Mr. Sluyters and Mr. Schubert were elected as President of the fund and Chief Financial Officer of the fund, respectively.

The fund's Statement of Additional Information ("SAI") includes additional information about the Directors. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606 (800) 621-1148

	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	SUIAX	SUIBX	SUICX	SUIIX
CUSIP Number	811165-810	811165-794	811165-786	811165-778
Fund Number	468	668	768	1468

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAIL™ (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites - aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606 (800) 621-1148

	Class AARP	Class S
Nasdaq Symbol	AINTX	SCINX
Fund Number	168	068

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period,  August 31, 2004, Scudder  International Fund, Inc.
has adopted a code of ethics,  as defined in Item 2 of Form N-CSR,  that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds' audit committee is comprised solely of trustees who are "independent"
(as such term has been defined by the Securities and Exchange Commission ("SEC")
in regulations implementing Section 407 of the Sarbanes-Oxley Act (the
"Regulations")). The Funds' Board of Trustees has determined that there are several "audit committee financial experts" serving on the Funds' audit committee. The Board has determined that Louis E. Levy, the chair of the Funds'
audit committee, qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of Mr. Levy's pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock
Exchange requirements, the Board believes that all members of the Funds' audit committee are financially literate, as such qualification is interpreted by the
Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                           SCUDDER INTERNATIONAL FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP
("PWC"), the Fund's auditor, billed to the Fund during the Fund's last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the
Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
                                   Audit-                           All
       Fiscal        Audit        Related           Tax            Other
        Year         Fees          Fees             Fees            Fees
       Ended        Billed        Billed           Billed          Billed
     August 31,     to Fund       to Fund          to Fund         to Fund
--------------------------------------------------------------------------------
2004                $149,500        $185          $10,600           $0
--------------------------------------------------------------------------------
2003                $141,400       $1,205         $10,600           $0
--------------------------------------------------------------------------------

The above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche
Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                                                                     All
                       Audit-Related         Tax Fees               Other
         Fiscal        Fees Billed to        Billed to           Fees Billed
          Year          Adviser and        Adviser and          to Adviser and
          Ended       Affiliated Fund    Affiliated Fund       Affiliated Fund
        August 31,   Service Providers  Service Providers     Service Providers
--------------------------------------------------------------------------------
2004                   $767,051                 $0                    $0
--------------------------------------------------------------------------------
2003                   $517,013               $55,500                 $0
--------------------------------------------------------------------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures.

                               Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that
PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund's operations and financial reporting. The Audit
Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                                       Total
                                      Non-Audit
                                        Fees
                                      billed to
                                     Adviser and
                                     Affiliated     Total
                                       Fund       Non-Audit
                                     Service         Fees
                                    Providers      billed to
                                   (engagements     Adviser
                                      related        and
                                     directly     Affiliated
                        Total         to the         Fund
                      Non-Audit     operations      Service
                         Fees      and financial    Providers
         Fiscal         Billed    reporting of      (all other       Total of
          Year         to Fund       the Fund)     engagements)      (A), (B)
         Ended
        August 31,       (A)            (B)            (C)           and (C)
--------------------------------------------------------------------------------
2004                  $10,600           $0        $1,430,816        $1,441,416
--------------------------------------------------------------------------------
2003                  $10,600        $55,500      $5,741,860        $5,807,960
--------------------------------------------------------------------------------

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for
DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL
33910.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

Fund management has previously identified a significant deficiency relating to the overall fund expense payment and accrual process. This matter relates primarily to a bill payment processing issue. There was no material impact to shareholders, fund net asset value, fund performance or the accuracy of any fund's financial statements. Fund management discussed this matter with the
Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder International Fund

By:                                 /s/Julian Sluyters
                                    -----------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               October 28, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder International Fund

By:                                 /s/Julian Sluyters
                                    -----------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               October 28, 2004

By:                                 /s/Paul Schubert
                                    -----------------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               October 28, 2004